UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

BLACKBAUD, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders of

BLACKBAUD, INC.

To Be Held On

June 20, 2012 at 10:00 a.m. EDT

at 2000 Daniel Island Drive, Charleston, SC 29492

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view these materials, please have your control number available.

If you want to receive a paper or e-mail copy of the proxy materials for this Annual Meeting and/or any of our future annual meetings of stockholders, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request as instructed below before 6/13/12.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25567, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of electronic Proxy Card • 2011 Annual Report to Stockholders

TO REQUEST MATERIAL	TELEPHONE: (888) PROXY-NA or (888) 776-9962 and for international callers (718) 921-8562
AND SELECT A FUTURE	E-MAIL: info@amstock.com
DELIVERY PREFERENCE:	WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:	ONLINE: To access your electronic Proxy Card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. EDT on June 19, 2012.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions to the Annual Meeting are available in the Proxy Statement, which can be viewed at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25567.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and obtain the toll-free number to call.

MAIL: You may request a Proxy Card by following the instructions above.

Matters to be acted on:

THE BOARD OF DIRECTORS OF BLACKBAUD, INC. RECOMMENDS THAT YOU VOTE

“FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 4 AND 5.

1. ELECTION OF DIRECTORS: NOMINEES: Andrew M. Leitch George H. Ellis David G. Golden	2.	TO APPROVE AN AMENDMENT TO THE BLACKBAUD, INC. 2008 EQUITY INCENTIVE PLAN (THE “PLAN”) TO RESERVE AN ADDITIONAL 7,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.
3.

TO APPROVE AMENDMENTS TO THE PLAN TO PROVIDE FOR CASH INCENTIVE AWARDS EXEMPT FROM SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED AND TO RENAME THE PLAN, AND REAPPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE PLAN.

	4.	TO APPROVE, ON AN ADVISORY BASIS, BLACKBAUD, INC.’S 2011 EXECUTIVE COMPENSATION.
	5.	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS BLACKBAUD, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012.
In their discretion, appointed proxies will be authorized to vote upon such other business as may properly come before the Annual Meeting.
PLEASE NOTE THAT YOU CANNOT USE THIS NOTICE TO VOTE BY MAIL.

These items of business are more fully described in the Proxy Statement. The record date for the Annual Meeting is April 23, 2012. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.